UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

MTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38368	82-2932611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10124 Foxhurst Court, Orlando, Florida	32836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 345-8332

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement

On October 10, 2018, MTech Acquisition Corp., a Delaware corporation (“MTech”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among MTech, MTech Acquisition Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of MTech (“Pubco”), MTech Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), MTech Company Merger Sub LLC, a Colorado limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”, and the Merger Subs collectively with MTech and Pubco, the “Purchaser Parties”), MTech Sponsor LLC, a Florida limited liability company, in the capacity as the representative after the Effective Time (as defined below) for the equity holders of Pubco (other than the Sellers (as defined below)) thereunder (the “Purchaser Representative”), MJ Freeway LLC, a Colorado limited liability (”MJF”), and Harold Handelsman, in the capacity as the representative for the Sellers thereunder (the “Seller Representative”). Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

The Merger Agreement provides for two mergers: (i) the merger of Purchaser Merger Sub with and into MTech, with MTech continuing as the surviving entity (the “Purchaser Merger”), and (ii) the merger of Company Merger Sub with and into MJF, with MJF continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers”). Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Mergers (the “Effective Time”): (a) each issued and outstanding share of MTech common stock will be converted automatically into the right to receive one share of Pubco common stock; (b) each issued and outstanding MTech warrant shall be automatically adjusted to become one Pubco warrant; (c) the unit purchase option held by MTech’s underwriters will become an equivalent unit purchase option for Pubco; (d) each issued and outstanding membership unit of MJF (including profits interest units, the “Company Units”) will be converted automatically into the right to receive a pro rata portion of the Merger Consideration (as defined below) (except that for MJF profits interest units that are unvested as of the Effective Time, the Merger Consideration will continue to be subject to vesting restrictions); and (e) each outstanding MJF security that is not a Company Unit, if not exercised or converted prior to the Effective Time, shall be cancelled, retired and terminated.

MTech Sponsor LLC, MTech’s sponsor, is serving as the Purchaser Representative under the Merger Agreement, and in such capacity will represent the interests of Pubco’s stockholders (other than the Sellers) after the Effective Time with respect to certain matters under the Merger Agreement, including the determination of any Merger Consideration adjustments or indemnification claims made against the Sellers after the Closing. Harold Handelsman is serving as the Seller Representative under the Merger Agreement, and in such capacity will represent the interests of the Sellers with respect to certain matters under the Merger Agreement, including the determination of any Merger Consideration adjustments or indemnification claims made against the Sellers after the Closing.

Merger Consideration

The value of the aggregate merger consideration (the “Merger Consideration”) to be paid pursuant to the Merger Agreement to the holders of Company Units as of immediately prior to the Effective Time (the “Sellers”) will be an amount equal to: (i) $70,000,000, plus (or minus if negative) (ii) the Net Working Capital of MJF less the Target Net Working Capital Amount and minus (iii) the aggregate indebtedness of MJF as of the date of the closing of the transactions contemplated by the Merger Agreement (the “Closing” and such date the “Closing Date”). The Merger Consideration is subject to adjustment after the Closing Date based on final confirmation of the Net Working Capital, Target Net Working Capital Amount and the aggregate indebtedness of MJF as of the Closing Date. If the adjustment is (i) a negative adjustment in favor of Pubco, Pubco will make a claim against the Escrow Shares (as defined below) at the Closing Share Price (as defined below) per share or other escrow property in the Escrow Account (as defined below) or (ii) a positive purchase price in favor of the Sellers, Pubco will issue additional shares to the Sellers at the Closing Share Price per share.

The Merger Consideration will be paid in shares of Pubco common stock (the “Consideration Shares”) at a price per share equal to $10.16 per share (the “Closing Share Price”). Notwithstanding the foregoing, ten percent (10%) of the Consideration Shares otherwise issuable to the Sellers (the “Escrow Shares”) shall be held in an escrow account (the “Escrow Account”) to cover any adjustments to the Merger Consideration or claims for indemnification pursuant to the Merger Agreement until 90 days after Pubco files its Annual Report on Form 10-K with the Securities Exchange Commission for the fiscal year ending June 30, 2019 (the “Expiration Date”), with the exception of Escrow Shares held to satisfy then pending claims which shall remain in the escrow account until the claims are resolved.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by each of MJF, MTech, Pubco and the Merger Subs. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. The representations and warranties made by the Parties survive the Closing until the Expiration Date except that fraud claims will survive indefinitely.

Indemnification

After the Closing, the Sellers are required to severally indemnify Pubco, the Purchaser Representative and their respective affiliates, and each of their respective officers and directors, managers, employees, successors and permitted assignees for breaches of any of representations, warranties or covenants of MFJ or any post-Closing covenants of the Purchaser Parties. After the Closing, Pubco is required to indemnify the Sellers, the Seller Representative and their respective affiliates, and each of their respective officers and directors, managers, employees, successors and permitted assignees for breaches of any of representations or warranties by the Purchaser Parties or any pre-Closing covenants of the Purchaser Parties.

Except for fraud claims and certain fundamental representations and warranties, indemnification claims for breaches of representations and warranties are subject to an aggregate basket of $500,000 before any indemnification claims can be made, at which point the applicable indemnifying parties will be responsible for all claims from the first dollar of losses.

The maximum aggregate amount of indemnification payments which (i) the Sellers will be obligated to pay (excluding fraud claims) is capped at the Escrow Shares or other escrow property in the Escrow Account at the time of determination and (ii) Pubco will be obligated to pay (excluding fraud claims) will not exceed a number of shares of Pubco common stock equal to the number of the Escrow Shares deposited in the escrow account at the Closing. Any indemnification payments by Pubco will be made by issuance of new shares of Pubco common stock at the then current market price and any indemnification payments by the Sellers (other than fraud claims) will be made solely from the Escrow Account, with any Escrow Shares valued at the then current market price. In the case of fraud, claims for indemnification are limited to the Merger Consideration actually paid.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Agreement.

The Parties also agreed to take all necessary action so that the board of directors of Pubco following the Closing will consist of seven individuals, a majority of whom shall be independent directors in accordance with Nasdaq requirements. Three of the members of the board of directors will be designated by MTech, at least two of whom will qualify as independent directors under the Nasdaq rules and four of the members of the board of directors will be designated by MJF, at least two of whom will qualify as independent directors under the Nasdaq rules. The Pubco board of directors after the Closing will be classified into three classes, with each director holding office for a three-year term or until the next annual meeting of stockholders at which such director’s class is up for election and where his or her successor is elected and qualified. As of the Closing, one director designated by MTech and one director designated by MJF shall be allocated to each of Class I and Class II and the Class III directors will include two directors designated by MJF and one director designated by MTech.

The Merger Agreement and the consummation of the transactions contemplated thereby require the approval of both MTech’s stockholders and MJF’s members. In connection with the Merger, MTech and Pubco agreed to prepare, with the reasonable assistance of MJF, and file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended, the “Registration Statement”) containing a prospectus/proxy statement registering the issuance of Pubco securities in the Merger under the Securities Act of 1933, as amended (the “Securities Act”), and soliciting proxies from MTech stockholders for use at a special meeting to approve the Merger Agreement. The Prospectus/proxy statement will also be used as an information statement by MJF in connection with the consideration and vote by its members of the Merger.

Each of the Parties also agreed not to solicit or enter into any alternative competing transactions during the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement or the Closing.

Conditions to Consummation of the Merger

The obligations of the Parties to consummate the Merger is subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Merger Agreement and the transactions contemplated thereby and related matters by the requisite vote of MTech’s stockholder and MJF’s members; (ii) expiration of the applicable waiting period under any applicable antitrust laws; (iii) receipt of requisite regulatory approvals and requisite third party consents; (iv) no law or order preventing or prohibiting the Merger or the other transactions contemplated by the Merger Agreement; (v) no pending litigation to enjoin or restrict the consummation of the Closing; (vi) MTech having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the Redemption; (vii) the election or appointment of members to Pubco’s board of directors in accordance with the Merger Agreement; and (viii) the effectiveness of the Registration Statement.

Unless waived by MJF, the obligations of MJF to consummate the Merger are subject to the satisfaction of the certain Closing conditions, including that the shares of Pubco common stock shall have been accepted for listing on Nasdaq, and that Pubco shall have amended and restated its charter. Unless waived by MTech, the obligations of MTech and the other Purchaser Parties to consummate the Merger are subject to the satisfaction of certain closing conditions, including MTech having received evidence that MJF has terminated and cancelled in full all outstanding options, warrants, rights or other securities that confer on the holder any right to acquire any equity securities of MJF (excluding Company Units), MTech having received evidence that certain contracts involving MJF and/or the Sellers shall have been terminated with no further obligation or liability of MJF, as well as receipt of certain ancillary documents, including the escrow agreement for the Escrow Account, non-competition and non-solicitation agreements from certain Sellers that are part of management of the MJF and transmittal letters and lock-up agreements from the Sellers.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including by written notice by either MTech or MJF if the Closing has not occurred on or prior to March 15, 2019, for a breach by the other party (or with respect to MTech, the other Purchaser Parties) of its representations, warranties or covenants such that the related Closing condition would not be met or for a Material Adverse Effect on the other party following the date of the Merger Agreement which is uncured and continuing. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, termination and termination fees (as described below), waiver of claims against the trust, and certain general provisions will continue in effect), and no party will have any further liability to any other party thereto except for liability for any fraud claims or willful breach of the Merger Agreement prior to such termination.

In the event that the Merger Agreement is terminated by MTech or MJF as a result of a material breach by the other Party, then the non-breaching Party is entitled to receive a cash termination fee equal to $2,000,000, plus the expenses actually incurred by the non-breaching Party in connection with the Merger Agreement and the transactions contemplated thereby. The MTech termination fee shall however only be payable on the earlier of the completion of a business combination with a person or entity other than MJF or upon the liquidation of MTech (in each case solely to the extent of funds outside of MTech’s trust account after payment of amounts owned by MTech to its public stockholders).

Trust Account Waiver

MJF has agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in MTech’s trust account held for its public stockholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom) directly or indirectly to public stockholders.

The section above describes the material provisions of the Merger Agreement but does not purport to describe all of the terms thereof. The foregoing summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

Related Agreements

Voting Agreements

Simultaneously with the execution of the Merger Agreement certain members of MJF entered into voting agreements with MTech and MJF (the “Voting Agreements”). Under the Voting Agreements, the MJF members agree to vote all of their Company Units in favor of the Merger Agreement and related transactions. The MJF members also agree to take certain other actions in support of the Merger Agreement and related transactions and refrain from taking actions that would adversely affect such MJF member’s ability to perform its obligations under the Voting Agreement. Each such MJF member also provides a proxy to MTech to vote its MJF Company Units in accordance with the foregoing. The Voting Agreements also prevent transfers, except for certain permitted transfers, of the MJF Company Units held by the MJF member party thereto between the date of the Voting Agreement and the date of the Company’s special meeting of members to vote on the Merger.

Waiver Agreement

Simultaneously with the execution of the Merger Agreement, MTech, MJF and MTech’s sponsor, MTech Sponsor LLC (the “Sponsor”), entered into a Waiver Agreement (the “Waiver Agreement”) pursuant to which the Sponsor agreed to waive certain of its anti-dilution rights under MTech’s Amended and Restated Certificate of Incorporation that may have been otherwise triggered upon the consummation of the transactions contemplated by the Merger Agreement. The lock-up is substantially the same as that entered into by the Sponsor.

Lock-Up Agreement

At the Closing, each of the Sellers will enter into a Lock-Up Agreement with Pubco and the Purchaser Representative (each, a “Lock-Up Agreement”). Under the Lock-Up Agreement, each holder will agree not to, among other things, lend, offer, pledge, hypothecate, encumber, donate, assign, or sell its portion of the Merger Consideration for a period after Closing (i) with respect to 50% of the shares, ending on the earlier of the one year anniversary of the Closing and the date that Pubco consummates a liquidation, merger or similar transaction with an unaffiliated third party that results in all of Pubco’s shareholders having the right to exchange their equity holdings in Pubco for cash, securities or other property (a “Subsequent Transaction”) and (ii) with respect to the remaining 50% of the shares, ending on the earliest of the one year anniversary of the Closing, the date that Pubco consummates a Subsequent Transaction or the date that the sales price of the Pubco common stock exceeds $12.50 for 20 of 30 trading days. The lock-up is substantially the same as that entered into by the Sponsor.

Non-Competition Agreement

At the Closing, Jessica Billingsley and Amy Poinsett, the founders of MJF (the “MJF Founders”), will each enter into a Non-Competition and Non-Solicitation Agreement (each, a “Non-Competition Agreement”). Under the Non-Competition Agreement, each MJF Founder agreed that from the Closing until the four-year year anniversary of the Closing (the “Restricted Period”) neither she nor her affiliates will engage in the business of creating and selling software, consulting and data solutions for cannabis businesses in the any markets in which MJF, Pubco and their affiliates and subsidiaries are engaged in business as of the Closing Date or during the Restricted Period. The Non-Competition Agreement also restricts the applicable MJF Founder from soliciting employees, customers and vendors of Pubco, MJF and their affiliates and subsidiaries during the Restricted Period or making disparaging remarks against MJF, Pubco or their affiliates or subsidiaries, and imposes confidentiality obligations upon the applicable MJF Founder.

This section describes the material provisions of the Voting Agreement, Waiver Agreement, Lock-up Agreement and Non-Competition Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The summary above is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 7.01	Regulation FD Disclosure.

On October 11, 2018, MTech and MJF issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

Attached as Exhibit 99.2 hereto is the investor presentation that will be used by MTech.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

Commencing shortly after the filing of this current report on Form 8-K, MTech intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing MTech’s securities, in connection with the proposed business combination transaction with MJF, as described in this report.

In connection with the proposed business combination, Pubco will file with the SEC a registration statement on Form S-4 for the Pubco securities to be issued to MTech and MJF security holders at the closing of the business combination, which registration statement will contain preliminary and definitive proxy statements of MTech in connection with a special meeting of the stockholders of MTech to consider and vote on the business combination and related matters. Pubco and MTech will mail the definitive registration statement on Form S-4 containing the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting.

Investors and security holders of MTech are advised to read, when available, the draft of the registration statement, the preliminary proxy statement and amendments thereto, and the prospectus and the definitive proxy statement in connection with MTech’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of MTech as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the Registration Statement and proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: MTech Acquisition Corp, c/o MTech Sponsor LLC, 10124 Foxhurst Court, Orlando, Florida 32836.

Participants in the Solicitation

MTech, Pubco, the Sponsor, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of MTech’s stockholders in connection with the proposed transaction.  Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of MTech’s directors and officers in MTech’s filings with the SEC, including MTech’s Registration Statement, which was filed with the SEC on January 22, 2018, and MTech’s Quarterly Reports on Form 10-Q, which were filed with the SEC on May 15, 2018 and August 8, 2018, and such information will also be in the Registration Statement on Form S-4 which will be filed with the SEC and which will include the proxy statement/prospectus of MTech for the proposed transaction.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding MTech’s industry, future events, the proposed transaction between the Parties, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of MTech’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding MTech’s businesses and the transaction, and actual results may differ materially. These risks, uncertainties, assumptions and other important factors include, but are not limited to: the inability to complete the transaction contemplated by the merger agreement because of failure of closing conditions or other reasons; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by MTech stockholders; the ability of Pubco to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the merger agreement; costs related to the proposed business combination; MJF’s ability to manage growth; the reaction of MJF’s customers and suppliers to the business combination; Pubco’s ability to identify and integrate other future acquisitions; rising costs adversely affecting MJF’s profitability; adverse changes to the legal environment for the cannabis industry; general economic and market conditions impacting demand for MJF’s products and services; and other risks and uncertainties indicated in the proxy statement/prospectus for the proposed transaction, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by MTech and Pubco. There may be additional risks that MTech presently does not know or that MTech currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide MTech’s expectations, plans or forecasts of future events and views as of the date of this communication. MTech anticipates that subsequent events and developments will cause MTech’s assessments to change. However, while MTech may elect to update these forward-looking statements at some point in the future, MTech specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing MTech’s assessments as of any date subsequent to the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of October 10, 2018, by and among MTech Acquisition Corp., MTech Acquisition Holdings Inc., MTech Purchaser Merger Sub Inc., MTech Company Merger Sub LLC, MTech Sponsor LLC in the capacity as the Purchaser Representative thereunder, MJ Freeway LLC and Harold Handelsman in the capacity as the Seller Representative thereunder

10.1	Form of Voting Agreement, dated October 10, 2018

10.2	Waiver Agreement dated as of October 10, 2018, by and among, MTech Acquisition Corp., MTech Sponsor LLC and MJ Freeway LLC.

10.3	Form of Lock-up Agreement

10.4	Form of Non-competition Agreement

99.1	Press Release

99.2	Investor Presentation

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2018

MTECH ACQUISITION CORP.

By:	/s/ Scott Sozio
Name: Scott Sozio
Title: Chief Executive Officer